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Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

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On August 16, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following materials to www.ADPascending.com:

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IS ADP ACHIEVING ITS FULL POTENTIAL?

PERSHING SQUARE CAPITAL MANAGEMENT, L.P.

Pershing Square Capital Management, L.P.
Webcast

Thursday, August 17, 2017
9:00 AM EDT

ADP investors and analysts who would like to ask a question following the presentation should join the event by phone at (877) 384-4190 or +1 (857) 244-7412 for international callers. The conference ID is: 238 969 33.

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The Nominees

Meet Pershing Square's nominees for election to the Board of ADP: Bill Ackman and independent directors Veronica M. Hagen and V. Paul Unruh



BILL ACKMAN »



VERONICA M. HAGEN »



V. PAUL UNRUH »

TIMELINE

August 16, 2017

Pershing Square Announces Details for Webcast

Pershing Square provides access details for its webcast on Thursday, August 17, 2017, at 9:00 AM EDT.

August 14, 2017

Pershing Square Files its Preliminary Proxy Statement

Pershing Square files its preliminary proxy statement with the SEC which provides a detailed background of communications between Pershing Square and ADP.

August 7, 2017

ADP Comments on Pershing Square Capital Management's Nomination of Directors

ADP issues a statement in response to Pershing Square's nomination of three directors.

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Home how to vote the nominees media center contact How To Vote ADP has informed Broadridge that the record date for voting at the 2017 Questions regarding voting can be directed to: annual meeting is September 8, 2017. D.F. KING & CO INC Investors are asked to review the proxy statement and GOLD VOTING CARD when * available. Pershing Square’s preliminary proxy statement is available here. . „ , * H K North American Toll-Free Number: (866) 342-1635 Additional information about how to vote will be provided shortly. Email. ADP@dfking.com Click here to view additional shareholder materials. © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings

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Home how to vote the nominees media center contact Nominees “We are pleased to nominate such superb independent directors to the Board of ADP who will bring relevant skills, expertise and judgment to assist the Board in achieving ADP’s maximum potential”—Pershing Square CEO Bill Ackman BILLACKMAN Bill Ackman, 51, is the founder, chief executive officer and portfolio manager of Pershing Square Capital Management, L.P, an SEC-registered investment adviser founded in 2003. Pershing Square is a concentrated research-intensive, fundamental value investor in long and occasionally short investments in publicly traded companies. Mr. Ackman has served as Chairman of the Board of The Howard Hughes Corporation (NYSE: HHC) since November 2010. Mr. Ackman served as a director of Valeant Pharmaceuticals International, Inc. (NYSE: VRX) (TSX: VRX) between March 2016 and May 2017 and as a director of Canadian Pacific Railway Ltd. (NYSE: CP) (TSX: CP) between May 2012 and September 2016. Mr. Ackman served as a director of J.C. Penney Company, Inc. (NYSE: JCP) from February 2011 through August 2013 and as a director of Justice Holdings Limited (LSE: JUSH) from April 2011 to June 2012 when it merged with Burger King Worldwide, Inc. (NYSE: BKW), now (NYSE: QSR)(TSX: QSR). From June 2009 to March 2010, Mr. Ackman served as a director of General Growth Properties, Inc. (NYSE: GGP). Mr. Ackman is a Trustee of the Pershing Square Foundation, a member of the Board of Trustees at The Rockefeller University and a member of the Board of Dean’s Advisors of the Harvard Business School. Mr. Ackman’s management experience, his prior service on boards of directors of public companies and his investments in public and private companies across a variety of industries give him valuable insight that can be applied to the benefit of ADP and the Board. VERONICA M. HAGEN Veronica M. Hagen, 71, served as Chief Executive Officer of Polymer Group, Inc. from 2007 until her retirement in 2013 and served from 2007 to 2015 as a director. Ms. Hagen also served as President of Polymer Group, Inc. from January 2011 until her retirement in 2013. Polymer Group, Inc. is a leading producer and marketer of engineered materials. Prior to joining Polymer Group, Inc., Ms. Hagen was the President and Chief Executive Officer of Sappi Fine Paper, a division of Sappi Limited, the South African-based global leader in the pulp and paper industry, from November 2004 until 2007. Ms. Hagen also served as Vice President and Chief Customer Officer at Alcoa Inc. (NYSE: AA). She serves on the Compensation Committee and the Nominating/Corporate Governance Committee of the Board of Directors of American Water Works Company, Inc. (NYSE: AWK). Ms. Hagen also serves as the Chair of the Compensation Committee and a member of the Nominating and Governance Committee of the Board of Directors of Newmont Mining Corporation (NYSE: NEM). Since 2008, Ms. Hagen has served as a director of Southern Company (NYSE: SO) on the Nuclear/Operations Committee and as chair of the Nominating and Governance Committee. She also served as lead director of Southern Company for two years. Ms. Hagen is a member of the Committee of 200, Women Corporate Directors, and the National Association of Corporate Directors. Ms. Hagen has extensive global executive leadership experience in competitive industries where her focus on operational efficiency and productivity were paramount to long-term success. Ms. Hagen’s experience as an executive and public company director will provide valuable skills and insights to the Board. V. PAUL. UNRUH V. Paul Unruh, 68, is presently director and Chairman of the Audit Committee at Symantec Corporation (NASDAQ: SYMC). Mr. Unruh serves as director and Chairman of the Audit and Risk Committee at Aconex Limited (ASX: ACX) and previously served as a director and member of the Audit and Finance Committee at Heidrick & Struggles International Incorporated (NASDAQ: HSII). Mr. Unruh is a member of the National Association of Corporate Directors as well as the KPMG Audit Committee Institute. Mr. Unruh previously served on the Board of London Continental Railways Limited, Move, Inc. and URS Corporation. Mr. Unruh is a Certified Public Accountant. Mr. Unruh retired from his 25-year tenure with Bechtel Group (“Bechtel”) in 2003. Mr. Unruh served in numerous senior leadership roles at Bechtel, including Chief Financial Officer from 1992-1996, Controller from 1987-1991, Treasurer from 1983-1986 and Manager of Financial Systems Development from 1978-1982. He served as the President of Bechtel Enterprises Holdings, Inc. from 1997-2001. Mr. Unruh served as the Vice Chairman at Bechtel Group, Inc. from 2001-2003. Mr. Unruh has obtained technology, project development, finance, human resources, legal, and strategic planning expertise through his 30 years of professional experience as a senior executive. This experience, along with Mr. Unruh’s public company board experience, will make him a valuable addition to the Board. © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings

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TIMELINE PRESS RELEASES PRESENTATIONS REACTIONS SHAREHOLDER MATERIALS

Pershing Square Announces Details for Webcast Pershing Square provides access details for its webcast on Thursday, August 17, 2017, at 9:00 AM EDT. VIEW PRESS RELEASE Quick Links Facts and Figures August 16, 2017 Sign up for email updates: EMAIL *

August 7, 2017 August 14, 2017 ADP has informed Broadridge that the record date for voting at the 2017 Questions regarding voting can be directed to: annual meeting is September 8, 2017. D.F. KING & CO INC Investors are asked to review the proxy statement and GOLD VOTING CARD when * available. Pershing Square’s preliminary proxy statement is available here. . „ , Pershing Square Files its Preliminary Proxy Statement Pershing Square files its preliminary proxy statement with the SEC which provides a detailed background of communications between Pershing Square and ADP. Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com

Pershing Square Announces Nominees for Election to the Board of Directors of ADP Pershing Square proposes Bill Ackman and independent nominees Veronica M. Hagen and V. Paul Unruh for election to the Board of ADR It also I announces it will hold a webcast on August 17, 2017.

ADP has informed Broadridge that the record date for voting at the 2017 Questions regarding voting can be directed to: annual meeting is September 8, 2017. D.F. KING & CO INC Investors are asked to review the proxy statement and GOLD VOTING CARD when * available. Pershing Square’s preliminary proxy statement is available here. . „ , Announces Investment in ADP has informed Broadridge that the record date for voting at the 2017 Questions regarding voting can be directed to: annual meeting is September 8, 2017. D.F. KING & CO INC Investors are asked to review the proxy statement and GOLD VOTING CARD when * available. Pershing Square’s preliminary proxy statement is available here. . „ , nominating deadline, which could have facilitated constructive discussions.

A DP Says Pershing Square Capital Management Seeking Control of ADP August 4, 2017 ADP incorrectly claims that Pershing Square is seeking five seats and effective control of its Board and denies Pershing Square’s request for an extension to ADP’s nominating deadline.

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Pershing Square Press Releases:

August 7, 2017

Pershing Square Announces Nominees for Election to the Board of Directors of ADP

August 4, 2017

Pershing Square Announces Investment in ADP

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Facts and Figures

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Contacts

Pershing Square
Fran McGill
212 909 2455
McGill@persq.com

Rubenstein
Steve Murray
212 843 8293
smurray@rubenstein.com

Eric Kuo
212 843 8494
ekuo@rubenstein.com

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Media Center TIMELINE PRESS RELEASES PRESENTATIONS REACTIONS SHAREHOLDER MATERIALS Presentations coming soon Quick Links Facts and Figures Sign up for email updates: EMAIL * SUBMIT Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com

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TIMELINE PRESS RELEASES PRESENTATIONS REACTIONS SHAREHOLDER MATERIALS

Quick Links Facts and Figures Sign up for email updates: EMAIL * Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com “Why is there such a long period before the shareholder meeting for director nominations? Does Pershing Square maybe have a leg to stand on? “Rodriguez needs to acknowledge that while no one likes to face the fact that they can be replaced, a CEO must always realize that they serve at the pleasure of the Board and the shareholders of the company. All shareholders deserve respect and acknowledgement. It’s the job of the CEO not only to sell their vision of the company to clients but also to shareholders—even the hostile shareholders. “No CEO, Chairman or Board member should ever forget that their true boss is the shareholder.”—Egan-Jones Proxy Services | August 14th, 2017 Note: Due to copyright protection we are not able to provide analyst and other reports in their entirety. We encourage shareholders to access these materials independently © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings

TIMELINE PRESS RELEASES PRESENTATIONS REACTIONS SHAREHOLDER MATERIALS August 14, 2017 Preliminary Proxy Statement August 7, 2017 13 D HOW TO VOTE Quick Links Facts and Figures Sign up for email updates: EMAIL * Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com

Home how to vote the nominees media center contact TIMELINE PRESS RELEASES PRESENTATIONS REACTIONS SHAREHOLDER MATERIALS Body text (19)1;Body text (23);August 14, 2017 Preliminary Proxy Statement August 7, 2017 13 D HOW TO VOTE Quick Links Facts and Figures Sign up for email updates: EMAIL * Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Media Center ADPASCENDING

Contact Media Pershing Square Fran McGill 212 909 2455 McGill@persq.com Questions regarding voting can be directed to: D.F. KING & CO., INC. North American Toll-Free Number: (866) 342-1635 Email: ADP@dfking.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings

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ADPASCENDING HOME HOW TO VOTE THE NOMINEES MEDIA CENTER CONTACT LEGAL NOTICE, DISCLAIMER AND FORWARD-LOOKING INFORMATION This website contains historical information previously made publicly available by or on behalf of Pershing Square Capital Management, L.P. and certain of its affiliates (collectively “Pershing Square”, “we” or “our”) in connection with the 2017 annual meeting (the “Annual Meeting”’) of stockholders of Authomatic Data Processing, Inc. (“ADP”). The information contained in this website is provided on an “as is” basis and solely as a source of historical information, which is given as of the specific dates or in respect of the specific periods referenced which, in most cases, is no longer current and has been superseded by subsequent information, events or developments. No representation or warranty, express or implied, is made as to the accuracy, currency or completeness of any information contained in this website, whether derived or obtained from filings made with regulatory authorities, from any third party or otherwise. The information contained in this website should not be relied upon as an accurate or complete source of current information or events. As a visitor to this website, you acknowledge and agree that any reliance on or use of this website shall be solely at your own risk, and we are not responsible in any manner for any harm, loss or damage whatsoever arising from your use of this website or the information contained herein. Copies of the various documents and other statements issued by or on behalf of Pershing Square or its principals contained in this website have previously been made publicly available in accordance with applicable U.S. corporate and securities laws, and are accessible on the the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. In addition, this website contains references or links to information published or otherwise made publicly available by the media and other third parties. Pershing Square has not sought or obtained consent from any third party to use any statement or information contained in this website obtained or derived from statements made or published by third parties, and nor has Pershing Square independently verified the accuracy or currency of such information. Any such statements or information should not be viewed as indicating the support of such third party for Pershing Square, the views express herein, or any other information made available in this website, and nor should references or links to such third party information or websites be interpreted as approval or recommendation by us of the services, products or information provided by such third parties. We assume no liability or responsibility for the content, accuracy, currency or appropriateness of the third party links or any material contained on such linked sites. The information contained in this website is made available exclusively by Pershing Square and not by or on behalf of ADP or its affiliates or subsidiaries or any other person. While (i) certain funds managed by Pershing Square and and its affiliates have invested in common shares of, and/or derivatives referencing common shares of, ADP and (ii) certain principals of Pershing Square may stand for election to serve on the board of directors of ADR Pershing Square is not an affiliate of ADP and neither Pershing Square nor its principals or representatives are authorized to disseminate any information for or on behalf of ADR and nor do we purport to do so. It is also possible that there will be developments in the future that cause Pershing Square to change its position regarding ADP. Pershing Square hereby disclaims any duty to provide any updates or changes to the information contained in this website, except as required by and in accordance with applicable laws. Forward-Looking Statements This website contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and can be identified by the use of, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding ADP and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward- looking statements contained in this website and the material accompanying this website. Proxy Materials This website is neither an offer to purchase nor a solicitation of an offer to sell any securities of Pershing Square, ADP or any other person. This website relates to Pershing Square’s solicitation of proxies for the Annual Meeting. Pershing Square Capital Management, L.P. and certain of its affiliated funds have filed a preliminary proxy statement and an accompanying proxy card with the SEC to be used to solicit proxies in connection with the Annual Meeting and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Prior to the Annual Meeting, Pershing Square intends to file with the SEC, and furnish to stockholders of ADR a definitive proxy statement and accompanying proxy card. PERSHING SQUARE STRONGLY ADVISES ALL STOCKHOLDERS OF ADP TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS RELATED TO THE SOLICITATION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (CALL COLLECT: (212) 269- 5550; CALL TOLL FREE: (866) 342-1635) OR EMAIL: ADP@DFKING.COM. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC, Pershing Square, L.P, Pershing Square II, L.P, Pershing Square International, Ltd., Pershing Square Holdings, Ltd., and Pershing Square VI Master, L.P, may be deemed “participants” under SEC rules in the Solicitation. Pershing Square Capital Management, L.P, PS Management and William A. Ackman may be deemed to beneficially own the equity securities of ADP described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”). as it may be amended from time to time. Except as described in the Schedule 13D, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in ADP or the matters to be acted upon, if any, in connection with the Annual Meeting. This website may employ cookies. The publicly accessible areas of this website do not automatically gather any personal information, and such information will not be collected unless information such as your name, phone number or e-mail address is provided voluntarily. However, we reserve the right to gather non-personal information and perform statistical analysis of user behaviour and patterns of this website. © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Pershing Square Capital Management, L.P. (“Pershing Square”) and certain of its affiliated funds have filed a preliminary proxy statement and an accompanying proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Prior to the Annual Meeting, Pershing Square and certain of its affiliated funds intend to file with the SEC, and furnish to stockholders of the Company, a definitive proxy statement and accompany proxy card.

PERSHING SQUARE STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS RELATED TO THE SOLICITATION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (CALL COLLECT: (212) 269-5550; CALL TOLL FREE: (866) 342-1635) OR EMAIL: ADP@DFKING.COM.

William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC, Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, if any, in connection with the Annual Meeting.